EXHIBIT 10.2


                           COMMERCIAL LEASE AGREEMENT


PARTIES:

This Commercial Lease Agreement ("Lease")is entered into between EGTH. INC. ("Lessee")and CENTURY PROPERTY MANAGEMENT LLC a Florida limited liability company as managing agent for 950 N. FEDERAL HWY. LLC a Florida limited liability company ("Lessor"). EachLessee is jointly and severally liable for the paymentof rent and performance of all other terms of this Agreement. A judgment enteredagainst one Lessee shall be no bar to an action against other Lessees.

PREMISES:

Lessor rents to Lessee, and Lessee rents from Lessor the following described premises, in its present state and condition, situated at 950 N. Federal Highway (Suite 302), in the City of Pompano Beach, County of Broward, State of Florida, of which Lessor is the owner.

LESSEE'S ACCESS TO PREMISES:

Upon the execution of this Lease, Lessor grants to Lessee, Lessee's employees, agents and invitees access to and from the premises by and through the building and adjoining property owned by Lessor and to use those parts of the building designated by this Lease for use by Lessee, including but not limited to toilet rooms, elevators and unrestricted parking areas, if any.

TERM:

The term of this Lease is for Nine (9) months commencing on May 1, 2006, and expiring on January 31, 2007.

USE:

Lessee shall use and occupy the premise for the purpose of:


GENERAL OFFICE SPACE. NO OTHER PURPOSE.


Lessee covenants:

     a.   Not to usethe premisesfor living quartersor residence.
     b. Surrenderthe premises to Lessor at the end of the Term or any renewal period without the necessity of any notice from either Lessor or Lessee to terminate the same, and Lessee hereby expressly waives all right to any notice respecting said surrender of premises.
     c. Lessee will keep the premises clean, sanitary and in goodcondition and, upon termination of the tenancy, return the premisesto Lessor in a condition identical to that which existed when Lessee took occupancy, except for ordinary wear and tear and any additions or alterations authorized by Lessor.
     d. To keep the premises in good repair at Lessee's own expense with the exception of those repairs specifically designated as Lessor's responsibility herein.
     e. Not to make any occupancy of the Leased Premises contrary to law or contrary to any directions, rules, regulations, regulatory bodies, or officials having jurisdiction or which shall be injurious to any person or property.
     f.   Not to permit any waste or nuisance.
     g. Lessee shall keep the sidewalks, if any; in front of or adjoining the premisesclean,in acceptable appearance and sanitary condition.

Notwithstanding the forgoing, Lessee shall not use the premises for the purposes of storing, manufacturing or selling any explosives, flammables or other inherently dangerous substance, chemical, thing or device.

LESSOR'S RESPONSIBILITY FOR REPAIRS:

All repairs, except those stipulated below, which are the responsibility Lessor,

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shall be made by Lessee at Lessee's own expense. the Lessorpays for the same or any part thereof, such paymentshall constitute Additional Rent, as hereinafter defined, a payableby Lessee under this Lease, due from Lessee to Lessor at the next rent day after any such payment.


Lessor shall be responsible for making only the following repairs:(check all that apply)

     o    [X] The roof over the premises.

     o [X] Structural pairs to exterior walls, structural columns and structural floors which collectively enclose the premises. This shall not include storefronts.

     o [X] Heating, Ventilation and Air Conditioning systems, if, and to the extent installed by Lessor.

     o    [X] Sprinkler system.

     o    [X] Central vacuuming system, if applicable.


HAZARDOUS MATERIAL:

Lessee hereby indemnifies and holds Lessor and Lessor's officers, directors, shareholders, managers, members, agents and employee harmless from and against, and shall reimburse Lessor and Lessor's officers, directors, shareholders, managers, members, agents and employees for, any and all "Losses" (as hereinafter defined) arising from, out of or as a consequence, directly or indirectly, of the release or presence of any Hazardous Materials on the premises which first occurs during the Term of this Lease, whether foreseeable or unforeseeable, and whether or not known to Lessee, it being understood and agreed that the foregoing indemnity includes, but is not limited to, all costs of removal, remediation of any kind, detoxification, clean up and disposal of such Hazardous Materials and the preparation of any closure or other required plans, all costs of determining whether the premises is in compliance and causing the premises to be in compliance with all applicable Environmental Laws, all costs and fees associated with claims for damages to persons, properfy, or natural resources, and Lessor's reasonable attorneys' fees and consultants' fees and court costs in respect thereto whether or not litigation or administrative proceedings shall occur, including all costs and expenses incurred or suffered by Lessor by reason of any violation of any applicable Environmental Law which occurs, or has occurred, upon the premises during the Term of this Lease, or by reason of the imposition of any governmental lien for the recovery of environmental clean-up costs expended by reason of such violation, it being expressly understood and agreed that to the extent Lessor and Lessor's officers, directors, shareholders, managers, members, agents and employees, or any of them are strictly liable under any applicable statute or regulation pertaining to the protection of the environment, this indemnity shall likewise be without regard to fault on the part of Lessee with respect to the violation of law which results in such liability. "Losses"shall mean any and all loss, claim, liability, damages, and injuries to person, property or natural resources, cost, expense, action or cause of action.

Lessee hereby covenants and agrees that all obligations of Lessee under this Section shall survive any termination of the Lease, it being further understood and agreed that the rights of Lessor under this Section shall be in addition to any other rights and remedies under this Lease or at law or in equity.

Lessee shall comply with all Environmental Laws throughout the Term

PAYMENT OF RENT:

Lessee will pay to Lessor an annual rental of Eighteen Thousand Dollars ($18.000.00), plus Florida State sales tax payable in equal installments of Two Thousand Dollars ($2,000.00) plus salestax of ($120.00) for a total of Two Thousand One Hundred Twenty Dollars ($2,120.00), (the "rent") in advance on the first day (lst) of each month, except when that day falls on a weekend or a legal holiday, in which case rent is due on the next business day.

Lessee covenants to pay the rent when due and payable, without any setoff, deduction or prior demand whatsoever. Any payment by Lessee or acceptance by Lessor of a lesser amount than shall be due from Lessee to Lessor shall be treated as payment on account. The acceptance by Lessor of a check, or other instrument, for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check or other instrument, that such lesser amount is payment in full, shall be given no effect, and Lessor may accept such check or other instrument without prejudice to any other rights or by remedies which Lessor may have against Lessee.

Rent will be paid in the following manner unless Lessor or designates otherwise:

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Rent will be paid

[X]  By mail, to:    Century Property Management LLC
                     2740 E. Oakland Pk. Blvd. - Ste300
                     Fort Lauderdale, Florida 33306

[X]  In person, at:  Century Property Management LLC
                     2740 E. Oakland Pk. Blvd. -Ste 300
                     FortLauderdale,Florida 33306

Acceptable Forms of payment:

[X]  Company check made payable to: Century Property Management LLC
[X]  Cashier's check made payable to: Century Property Management LLC


RETURNED CHECK AND STOP PAYMENT:
In each instance that a check or other acceptable instrument offered by Lessee to Lessor for any amount due under this Agreement or in payment of rent is returned for lack of sufficient funds, a "stop payment"or any other reason, a service charge of $45.00, which does not exceed the maximum amount allowed by applicable Florida law, will be assessed.

LATE CHARGES:

If Lessee fails to pay the rent in full before the end of the 5th day after it's due, Lessee will be assessed a late charge of 5% of the total sum due, for the handling of such late payment, as allowed by applicable Florida law. Lessor reserves and in no way waives the right to insist on payment of the rent in full on the date it is due. This late payment charge is in addition to any other rights or remedies of the Lessor.

UTILITIES:

Unless otherwise provided in this Lease, all applications and connections for necessary utility services on the demised premises shall be made in the name of Lessee only. In addition, unless otherwise provided in this Lease, Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity, and telephone services, exceptfor the following, which will be paid by Lessor:

In the event that any utility or service provided to the premises is not separately metered, Lessor shall pay the amount due and separately invoice Lessee for Lessee's pro rata share of the charges. Lessee shall pay such amounts within fifteen (15) days of invoice. Lessee acknowledges that the premises are designed to provide standard office use electrical facilities and standard office lighting. Lessee shall not use any equipment or device that utilizes excessive electrical energy or which may, in Lessor's reasonable opinion, overloads the wiring or interferes with electrical services to other Lessees.

In the event Lessee fails to pay utilities as due, Lessor has the right to enforce and shall enforce payment in the same manner as in rent in arrears or default.

LESSEE'S EXAMINATION AND ACCEPTANCE OF PREMISES:

Lessee acknowledges that Lessee has examined the premises and Lessee's acceptance of this agreement is conclusive evidence that said leased premises are in good and satisfactory order and repair unless otherwise specified herein; and Lessee agrees that no representations as to the condition of the premises have been made and that no agreement has been made to redecorate, repair or improve the premises unless hereinafter set forth specifically writing. Lessor will deliver the leased premises and all common areas in a habitable condition, pursuant to applicable state law. Lessee takes premises in it's AS-IS condition. Lessee agrees not to damage the premises through any act or omission, and to be responsible for any damages sustained through the acts or omissions of Lessee, Lessee'semployees or Lessee's invitees, licensees, and/or guests. If such damages are incurred, Lessee is required to pay for any resulting repairs at the same time and in addition to the next month's rent payment, with consequences for nonpayment identical to those for nonpayment of rent described herein.

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SECURITY DEPOSIT:

Upon execution of this Lease, Lessee will deposit with Lessor the sum of Two Thousand Dollars ($2,000.00) ("Security Deposit") as security for the performance of Lessee's obligations under this lease, including without limitation the surrender of possession of the premises to Lessor as herein provided. It is expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Lessor's damages in case of default by Lessee.

The Security Deposit shall be held, applied to damages or rent and returned to Lessee all in accordance with the laws of the state where the premises are located and in force at the time of execution of this lease.

Lessor may, from time to time, to the extent permitted by the laws of the state where the premises are located, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant, obligation or default of Lessee hereunder, including Lessee's obligations to others due to be paid by Lessee under the provisions of this Lease. Following any such application of the Security Deposit, Lessee shall pay to Lessor on demand the amount so applied in order to restore the Security Deposit to its original amount.

If Lessor transfers Lessor's interest in the premises during the term of this Lease, Lessor may assign the Security Deposit to the transferee and thereafter shall have no further liability forthe return ofsuch Security Deposit.

LESSOR'S RIGHT TO PAY LESSEE'S OBLIGATIONS TO OTHERS:

Lessor reserves the right, but not the obligation, in addition to any other right or remedy, to pay Lessee's obligations to others due to be paid by Lessee under the provisions of this Lease, including, but not limited to, utilities, after five (5) days notice of Lessor's intention to do so to Lessee. In the event of any such payment by Lessor, such payment shall constitute Additional Rent payable by Lessee under this Lease, due from Lessee to Lessor at the next rent day after any such payment.

LIENS:

Lessee shall not do any act which shall in any way encumber the title of Lessor in and to the premises, nor shall Lessee create or permit to be created, and shall promptly discharge, any such lien (including, but not limited to, any mechanic's, contractor's, subcontractor's or material man's lien or any lien, encumbrance or charge arising out of any conditional sale, title retention agreement, chattel mortgage, security agreement, financing statement or otherwise) upon the premises or any part thereof or the income therefrom, and Lessee shall not suffer any other matter or thing whereby the estate, rights and interest of Lessor in the premises or any part thereof might be impaired.

If Lessee shall fail to cause any such lien to be discharged of record, then Lessor, after five (5) days notice of its intention to do so, shall have the right, but not the obligation, in addition to any other right or remedy, to discharge such lien either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or bonding proceedings, and in any such event Lessor shall be entitled if it so elects to compel the prosecution of an action for foreclosure of such lien by the lienor and to pay the amount of judgment in favor of the lien owner with interest, costs and allowances. Any amount so paid by Lessor and all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in connection therewith shall constitute Additional Rent payable by Lessee under this Lease, due from Lessee to Lessor at the next rent day after any such payment.

This Lease shall constitute notice that Lessor shall not be liable for any work performed or to be performed, or any materials furnished or to be furnished, at the premises for Lessee upon credit, and that no mechanic's or other lien for such work or materials shall attach to or affect the estate or interest of Lessor in and to the premises, unless specifically ordered by Lessor in writing.

Lessee shall have no power to do any act or make any contract that may create or be the foundation for any lien, mortgage or other encumbrance upon the estate of Lessor, or any other interest of Lessor in the premises, the Building or the other lmprovements or any part thereof.

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RETURN OF SECURITY DEPOSIT:

As provided by applicable state law, within 30 days after Lessee has vacated the premises, retumed keys and provided Lessor with a forwarding address, Lessor will return the deposit in full or give Lessee an itemized written statement of the reasons for, and the dollar amount of, any of the security deposit retained by Lessor, along with a check for any deposit balance.

DEFAULT AND TERMINATION FOR DEFAULT:

Each of the following shall be an "Event of Default":

     l. Lessee shall fail to pay rent when due, the Lessor, at his option, may terminate all rights of the Lessee herein and demand surrender of the premises, after not less than five (5) days, or a lesser time if allowed by applicable law, written notice of such default, given in a manner required by law unless Lessee rectifies or cures the default within the said time.

     2. If Lessee shall fail to pay any other payment of money, costs or expenses to be paid by Lessee under this Lease, when due, and the continuance of such failure for a period of ten (10) days, or lesser time if allowed by applicable law, after written notice from Lessor specifying such failure;

     3. In the event of a default made by Lessee in any of the other covenants or conditions to be kept, observed and performed by Lessee, Lessee shall have thirty (30) days, or lesser time if allowed by applicable law, after receipt of written notice thereof to cure such default. In the event that the Lessee shall fail to cure any default within the time allowed under this paragraph, Lessor may declare the term of this Lease ended and terminated by giving Lessee written notice of such intention, and if possession of the premises is not surrendered, Lessor may reenter said premises. Lessor shall have, in addition to the remedy above provided, any other right or remedy available to Lessor on account of any Lessee default, either in law or equity. Lessor shall use reasonable efforts to mitigate its damages.

     4. The filing or execution or occurrence of any of the following will be considered a Default on the part of Lessee:

          (a)  A petition in bankruptcy by or against Lessee;

          (b) A petition against or answer by Lessee seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of any bankruptcy laws;

          (c)  Adjudication of Lessee as a bankupt or insolvent;

          (d)  An assignment by Lessee for the benefit of creditors;

          (e) A petition against or proceeding by Lessee for, or the appointment of, a trustee, receiver, guardian, conservator or liquidator of Lessee with respect to the premises or with respect to all or substantially all of Lessee's property; or

          (f) A petition against or proceeding by or against Lessee for its dissolution or liquidation or the taking of possession of Lessee's property by any governmental authority in connection with dissolution or liquidation.

Where in the case of a petition filed against Lessee under (a), (b), (e) or (f) above, such petition is not dismissed within ninety (90) days after the filing thereof;

          (a) Entry of an order, judgment or decree by any court of competent jurisdiction granting any prayer or demand contained in any petition under (a), (b), (e) or (f) above, which order, judgment or decree is not reversed or vacated within ninety (90) days after it is entered;

          (b)  Vacation or abandonment of the premises; or

          (c) Taking by any person of Lessee's interest in this Lease upon execution, attachment or other process of law or equity.

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In the event of Default on the part of Lessee, Lessor, at its option, without further notice or demand to Lessee, may, in addition to all other rights and remedies provided in this Lease, at law or in equity: (a) terminate this Lease and Lessee's right of possession of the Premises, and recover all damages to which Lessor is entitled at law, specifically including, without limitation, the excess of the aggregate rent that would have accrued for the balance of the Term, together with all of Lessor's expenses of re-leasing (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions) or (b) terminate Lessee's right of possession of the Premises without terminating this Lease. In all events, Lessor may re-lease the premises, or any part thereof for the account of Lessee, for such rent and term and upon such terms and conditions as are acceptable to Lessor. If Lessor shall have elected to pursue its right to terminate Lessee's right of possession of the premises without terminating the Lease, then Lessor shall have the further right and remedy to subsequently rescind such election and terminate the Lease. For purposes of any such re-leasing, Lessor is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Lessor, in its reasonable discretion, all at Lessee'sexpense. If Lessor fails to re-lease the premises, or if the premises are re-leased and a sufficient sum is not realized therefrom after payment of all Lessor's expenses of re-leasing (including without limitation repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions) to satisfy the payment, when due, of rent reserved under this Lease for any monthly period, then Lessee shall pay Lessor a sum equal to the amount of rent due under this Lease for each such monthly period, or if the premises have been re-leased, Lessee shall pay any such deficiency on the rent day applicable to such month. Nothing in the foregoing sentence, however, shall be deemed to mean that Lessor can only collect damages from Lessee hereunder in monthly installments, it being expressly acknowledged by Lessee that Lessor shall always have the right to collect, in a lump sum, fiom Lessee, damages equal to the excess of the rent that would have accrued for the balance of the Term. Lessee agrees that Lessor may file suit to recover any sums due to Lessor hereunder at any time or from time to time and that such suit or recovery of any amount due Lessor hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Lessor. In the event Lessor elects to terminate Lessee's right of possession only, without terminating this Lease, Lessor may, at Lessor's option, enter into the premises, remove Lessee's signs, Lessee's propefty, and other evidences of tenancy, and take and hold possession thereof; provided, however, that such entry and possession shall not terminate this Lease or release Lessee, in whole or in part, from Lessee's obligation to pay the rent reserved hereunder for the full Term or from any other obligation of Lessee under this Lease. Any and all property which may be removed from the premises by the Lessor pursuant to the authority of the Lease or of law, to which the Lessee is or may be entitled, may be handled, removed or stored by the Lessor at the risk, cost and expense of the Lessee, and the Lessor shall in no event be responsible for the value, preservation or safekeeping thereof. Lessee shall pay to the Lessor, upon demand; any and all reasonable expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Lessor's possession or under the Lessor's control.

To the fullest extent allowed by applicable state law, in the event Lessor exercises any remedy provided under this Section, all deposits theretofore made by Lessee with utility companies or under this Lease, all unearned insurance premiums and all rights of Lessee under all insurance policies required under this Lease, any pending insurance claims or condemnation awards, and all fuel and supplies on the Premises shall be deemed to be and are hereby assigned to and transferred to Lessor, to be applied in paymentof Lessee's liability under this Lease.

Upon occurence of any Event of Default, and after proper notice of default has beengiven, Lessor may, at its option, in addition to any other remedy or right given hereunder or by law, give notice to Lessee that this lease shall terminate upon the date specified in the notice, which date shall not be earlier than Thirty (30) days after mailing or delivery of such notice.

No waiver of any default of Lessee hereunder shall be implied from any omission to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Lessor or Lessee shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

Any provisions for the termination of this lease shall not operate to exclude or suspend any other remedy of the Lessor for breach or for the recovery of said rent for the full term.

NOTICES-AGENTS AND AUTHORITY TO RECEIVE LEGAL PAPERS:

Any notice, which either party may or is required to give, be it for default of the terms and covenants of this Lease or any other reason, may be given by

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mailing the same, by certified mail, to Lessee at the premises. The Lessor, any person the premises by the Lessor as agent are authorized managing and anyone designated to accept service of process and receive other notices and demands, which may be delivered to:

[X}  The Lessor, at the following address:    950 N. Federal Hwy, LLC
                                              c/o Century Property Management
                                              2740 E. Oakland Pk. Blvd -Ste 300
                                              Fort Lauderdale, Florida 33306

[X]  The Manager, at the following address:   Century Property Management LLC
                                              2740 E. Oakland Pk. Blvd.- Ste 300
                                              Fort Lauderdale, Florida 33306

[X] The Tenant, at the following address:     EGTH,INC.
                                              LevParnas
                                              33 East Camino Real # 709
                                              Boca Raton, Florida 33432

ACCELERATION:

Upon Lessor's termination of this, Lessee expressly agrees and understands that unless prohibited by applicable State law, the entire remaining balance of unpaid rent for the remaining term of this Lease shall ACCELERATE, whereby the entire sum shall become immediately due, payable, and collectible. Lessor may hold the portion of Lessee's security deposit remaining after reasonable cleaning and repairs as a partial offset to satisfaction of the accelerated rent.

LESSOR'S DEFAULT:

Lessee hereby agrees, in the event of any default by Lessor, Lessee shall, before exercising any rights that Lessee may have at law to cancel this lease, first send notice by registered or certified mail, or hand delivery, to Lessor, and shall have offered Lessor Thirty (30) days in which to correct and cure the default or commence a good faith effort to cure such default.

LESSEE'S FAILURE TO TAKE POSSESSION:

If, after signing this Agreement, Lessee fails to take possession of the premises, Lessee will still be responsible for paying rent and complying with all other terms of this Agreement.

LESSOR'S FAILURE TO DELIVER POSSESSION:

If Lessor is unable to deliver possession of the premises to Lessee for any reason not within Lessor's control, including but not limited to partial or complete destruction of the premises, Lessee will have the right to terminate this Agreement upon proper notice as required by law. In such event, Lessor's liability to Lessee will be limited to the return of all sums previously paid by Lessee to Lessor. Lessee agrees to hold Lessor and Lessor's agents harmless for loss or damage for any reason not within Lessor's control. In any case, Lessor's liability to Lessee will be limited to the return of all sums previously paid by Lessee to Lessor.

TERMINATION OF LEASE ' HOLD OVER:

Either Lessor or Lessee may terminate this lease at the expiration of said Lease or any extension thereof by giving the other thirty (30) days written notice prior to the due date.

Lessee expressly agrees to the following:

     a. If Lessee, with the consent of Lessor, expressed or implied, shall hold over after the expiration of the term of this Lease, Lessee shall, in the absence of any written agreement to the contrary, such tenancy from month to month only, and not renewal hereof. Lessee shall be entitled to possession until Lessor has given Lessee thirly (30) days notice that such month-to-month tenancy shall be terminated. Only notice of default, as hereinafter provided, shall

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     b.   If Lessee, without the consentof Lessor, expressed or implied, shall hold over after the expiration of the term of this Lease, Lessee shall be considered a tenant at sufferance at double the rent herein provided, prorated by the day until possession is returned to Lessor.

     c. Lessees holding over after or beyond the expiration of the notice period of a lawful Notice of Termination shall be Lessee holding over without the consent of the Lessor, and Lessee shall be considered a tenant at sufferance, at double the rent herein provided, prorated by the day until possession is returned to Lessor. This shall in no way limit any other remedies and rights of recovery that Lessor may have under applicable law.

CONDEMNATION:

If any legally, constituted authority condemns the premises or such part thereof which shall make the premises unsuitable for leasing, this Lease shall cease when the public authority takes possession, and Lessor and Lessee shall account for rental as of that date. Such termination shall be without prejudice to the rights of either party to recover compensation from the condemning authority for any loss or damage caused by the condemnation. Neither party shall have any rights in or to any award made to the other by the condemning authority.

EMINENT DOMAIN:

If the premises or any part thereof or any estatet herein, or any other part of the building materially affecting Lessee's use of the premise, shall be taken by eminent domain, this lease shall terminate on the date when title vests pursuant to such taking. The rent shall be apportioned as of the termination date, and any rent paid for and period beyond that date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment in lieu thereof, but Lessie may file a claim for any taking of fixtures and improvements owned by Lessee, and for moving expenses.

ASSIGNMENTOF AGREEMENT AND SUBLETTING:

Lessee shall not sublet any part of the premises or assign this Lease. Any such assignment or subletting shall be null and void and the Lessor may terminate this Lease.

VIOLATION OF LAWS:

Lessee, guests and invitees of either Lessee or guests will not use the premises in such a manner that violates any law, ordinance, statutes or requirement of any municipal, state or federal authority now in force, or which may here after be in force, pertaining to the premises, occasioned by or affecting the use thereof by Lessee.

Lessor shall comply with all laws, orders, ordinances, statutes or requirements now or hereafter affecting the premises.

INSURANCE:

While this Agreement is in effect, Lessor shall keep the premises insured against loss by fire and windstorm, in such amounts as Lessor shall deem appropriate. Lessee shall be responsible, at its expense, for fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the premises.

lf the premises is damaged by fire or other casualty resulting from any act or negligence of Lessee or any of Lessee's agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Lessees shall be responsible for the costs of repair not covered by insurance.

Lessee and Lessor shall, cach at its own expense, maintaina policy or policies of comprehensive general liability insurance with respect to the respective activities of each in and on the premises with the premiums thereon fu1ly paid on or before the due date, by companies reasonably satisfactory to Lessor and any mortgagee of Lessor and licensed to do business in the State of____________, such insurance to afford minimum protection of not less than Dollars ($ ) combined single limit coverage of bodily injury, property damage or combination thereof. Lessor and such other persons or entities as Lessor may designate, as their interests may appear, shall be listed as an additional insured on Lessee's

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policy or policies of comprehensive general liability insurance, and such policies shall provide that losses shall be paid to such insured's as their interests may appear. Lessee shall provide Lessor with current Certificates of Insurance evidencing Lessee's compliance with this Paragraph along with receipts or other evidence that the premiums thereon have been paid for at least one (l) year. Lessee shall obtain the agreement of Lessee's insurers to notify Lessor of a material change of coverage or that a policy is due to expire at least thirty
(30) days prior to the implementation of such change or expiration. Certificates evidencing renewals of each policy of insurance shall be delivered to Lessor at least twenty (20) days prior to the expiration dates of the respective policies. To the maximum extent permitted by insurance policies owned by Lessor or Lessee, Lessee and Lessor, for the benefit of each other, waive any and all rights of subrogation that might otherwise exist.

Lessee shall perform and satisfy all requirements of the companies writing any insurance policies referred to in this Lease so that at all times companies of good standing, satisfactory to Lessor, shall be willing to write such insurance.

In case Lessee shall at any time fail, neglect or refuse to procure or renew any insurance herein above provided, then Lessor shall have the right, but not the obligation, to procure or renew such insurance and any amounts paid therefore by Lessor shall be so much Additional Rent due at the next rent day after any such payment.

Lessor shall not be required to maintain insurance against thefts on or within the premises.

TAX INCREASE:

Lessor shall pay, prior to delinquency, all generalreal estate taxes and installments of special assessments coming due during the Lease term on the premises, and all personal property taxes with respect to Lessor's personal property, if any, on the premises. Lessee shall be responsible for paying all personal property taxes with respect to Lessee's personal property at the premises.

In the event there is any increase during any year of the term of this lease in the City, County or State real estate taxes over and above the amount of such taxes assessed for the tax year during which the term of this lease commences, whether because of increased rate or valuation:

     o [X] I Lessor shall be solely responsible for and shall pay any such increase. Lessee shall have no responsibility or liability with regards to any such tax increase.

PROPERTY DAMAGE AND DESTRUCTION:

A total destruction of the building in which the premises may be situated shall terminate this lease.

If the premises or any part there of or any appurtenance thereto is so damaged by fire, casualty or structural defects that the same cannot be used for Lessee's purposes, then Lessee shall have the right within ninety (90) days following damage to elect by notice to Lessor to terminate this Lease as of the date of such damage.

In the event of a partial destruction of the premises during the term hereof, which is beyond Lessee's reasonable control, from any other cause, except in the case where the premises is damaged by fire or other casualty resulting from any act or negligence of Lessee or any of Lessee's agents, employees or invitees, as previously discussed, Lessor shall forthwith repair the same, provided that such repairs can be made within sixty (60) days under existing governmental laws and regulations, but such partial destruction shall not terminate this lease. Lessee shall be relieved from paying rent and other charges during any portion of the Lease term that the premises are inoperable or unfit for occupancy, or use, in whole or in part, for Lessee's purposes, except in the case where the premises is damaged by fire or other casualty resulting from any act or negligence of Lessee or any of Lessee's agents, employees or invitees, as previously discussed. Rentals and other charges paid in advance for any such periods shall be credited on the next ensuing payment(s), if any, but if no further payments are to be made, any such advance payments shall be refunded to Lessee. In making the repairs called for in this paragraph, Lessor shall not be liable for any delays resulting from strikes, governmental restrictions, inability to obtain necessary materials or labor or other matters which are beyond the reasonable control of Lessor.

In the event said repairs cannot be made within sixty (60) days or Lessor shall not elect to make such repairs that cannot be made within sixty (60) days, this lease may be terminated at the option of either party.

In the event that the building in which the demised premises may be situated is destroyed to an extent of not less than one-third of the replacement cost, Lessor may elect to terminate this lease whether the demised premises be injured or not.

ALTERATIONS AND REPAIRS BY LESSEE:

Lessee shall not, without first obtaining the written consent of Lessor, make any alteration(s), addition(s), or improvement(s), in, to or about the premises.

During the Lease term, Lessee shall make, at Lessee's expense, following Lessor's written consent, all necessary repairs to the premises. Repairs shall include such items as routine repairs of floors, walls, ceilings, and other parts of the premises damaged or worn through normal occupancy, exceptfor major mechanical systems or the roof, subject to the obligations of the parties otherwise setforth in this Lease.

Unless authorized by law, Lessee will not, without Lessor's prior written consent, alter, re-key or install any locks to the premises or install or alter any burglar alarm system. Lessee will provide Lessor with instructions on how to disarm any altered or new burglar alarm system. Except as provided by law or as authorized by the prior written consent of Lessor.

Lessee, at Lessee's expense, shall have the right following Lessor's written consent, to remodel, redecorate, and make additions, improvements and replacements of and to all or any part of the premises from time to time as Lessee may deem desirable, provided the same are made in a workmanlike manner and utilizing good quality materials. Lessee shall have the right to place and install personal property, trade fixtures, equipment and other temporary installations in and upon the premises, and fasten the same to the premises. All personal property, equipment, machinery, trade fixtures and temporary installations, whether acquired by Lessee at the commencement of the Lease term or placed or installed on the premises by Lessee thereafter, shall remain Lessee's property free and clear of any claim by Lessor. Lessee shall have the right to remove the same at any time during the term of this Lease provided removal of such improvement(s) will not cause material injury to the premises. All improvements made by Lessee to the Premises which are so attached to the Premises that they cannot be removed without material injury to the Premises, shall become the property of Lessor upon installation. Not later than the last day of the Term, Lessee shall, at Lessee's expense, remove all of Lessee's personal property and those improvements made by Lessee which have not become the property of Lessor, including trade fixtures, cabinetwork, movable paneling, partitions, and the like; repair all injury done by or in connection with the installation or removal of such property and improvements; and surrender the Premises in as good condition as they were at the beginning of the Term, reasonable wear, and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Lessee or Lessee's agents, employees, visitors, or licensees, excepted.

In any event, all property of Lessee remaining on the premises after the last day of the Term of this lease shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal.

LESSOR'S RIGHT TO ACCESS:

In the event of an emergency, to make repairs or improvements or to show the premises to prospective buyers or Lessees or to conduct an annual inspection or to address a safety or maintenance problem, for the purposes of inspecting the same, Lessor or Lessor's agents may enter the premises at reasonable hours, provided Lessor shall not thereby unreasonably interfere with Lessee's business on the premises. Except in cases of emergency, Lessee's abandonment of the premises, court order or where it is impractical to do so, Lessor shall give Lessee 24 hour notice before entering.

Lessee will permit Lessor at any time within sixty (60) days prior to the expiration of this lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the same to inspect the premises thereafter.

LESSEE'SMAINTENANCE:

By executing this Lease, Lessee acknowledges that the premises are in good order and repair, unless otherwise indicated herein. Lessee shall, at his own expense and at all times, maintain the premises in good and safe condition, including, unless otherwise specified herein, plate glass, electrical wiring, plumbing and heating installations and any other system or equipment upon the premises, and shall surrender the same at termination hereof, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, excepting the roof, exterior walls, structural foundations, and major mechanical systems, subject to the obligations of the parties otherwise set forth in this Lease.

COMMON AREA EXPENSES:

In the event the demised premises are situated in a shopping center or in a commercial building in which there are common areas, Lessee agrees to pay his pro-rata share of maintenance, taxes, and insurance for the common area.

NOTICE OF INJURIES ON PREMISES

In the event of any significant injury or damage to Lessee, Lessee's employees, or Lessee's invitees, licensees, and/or guests, or any personal property, suffered in the leased premises or in any common area, written notice of same shall be provided by Lessee to Lessor at the address designated for delivery of notices as soon as possible but not later than five (5) days of said injury or damage. Failure to provide such notice shall constitute a breach of this Lease.

PARKING:

Landlord reserves the right, at any time, to allocate, relocate, alter, change, assign or reassign parking spaces in the parking lot behind the building.

SIGNS:

Following Lessor's consent, Lessee shall have the right to place on the premises, at locations selected by Lessee, any signs which are permitted by applicable zoning ordinances and private restrictions. Lessor may refuse consent to any proposed signage that is in Lessor's opinion too large, deceptive, unattractive or otherwise inconsistent with or inappropriate to the premises or use of any other Lessee. Lessor shall assist and cooperate with Lessee in obtaining any necessary permission from governmental authorities or adjoining owners and occupants for Lessee to place or construct the foregoing signs. Lessee shall repair all damage to the premises resulting from the removal of signs installed by Lessee.

BUILDING RULES:

Lessee will comply with the rules of the building adopted and altered by Lessor from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Lessor to Lessee in writing. The initial rules for the building are incorporated herein for all purposes. Lessee hereby acknowledges receipt of building and/or complex rules from Lessor.

SUBORDINATION:

This Lease shall be subject and subordinate at all times to the lien of all mortgages and trust deeds in any amount or amounts whatsoever now or hereafter placed on or against the Building or the premises or on or against Lessor's interest or estate therein, all without the necessity of having further instruments executed on the part of Lessee to effectuate such subordination; provided that in the event of a foreclosure of any such mortgage or trust deed or any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Lessee hereunder be disturbed if there shall exist no Event of Default with respect to the payment of rent or any other Event of Default hereunder. Lessee shall attorn to the purchaser at any such foreclosure, sale or other action or proceeding or, if requested, enter into a new lease for the balance of the Term then remaining upon the same terms and provisions as are in this Lease contained. Lessee agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or trust deeds as may be required by Lessor.

Notwithstanding the foregoing, Lessee shall from time to time on request from Lessor execute and deliver any documents or instruments that may be required by any lender to effectuate such subordination. If Lessee fails to execute and deliver any documents or instruments within 10 days, Lessee irrevocably constitutes and appoints Lessor as Lessee's attorney in fact to execute and deliver such documents or instruments.

BROKERAGE FEES, COMMISSIONS:

Lessee represents that Lessee was not shown the premises by any real estate broker or agent and that Lessee has not otherwise engaged in, any activity which could form the basis for a claim for real estate commission, brokerage fee, finder's fee or other similar charge, in connection with this Lease.

MEMORANDUM OF LEASE:

The partieshereto contemplate that this Lease should not and shall not be filed for record.

ESTOPPEL CERTIFICATE:

At any time and from time to time but on not less than ten (10) days prior written request by either party hereto, the other party shall execute, acknowledge and deliver to the requesting party, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification),
(b) the date, if any, to which rent and other sums payable hereunder have been paid, (c) that no notice has been received by such party of any Default which has not been cured, except as to Defaults specified in the certificate, and (d) such other matters as may be reasonably requested by the requesting party. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any trust deed of the premises or any part thereof and by any collateral assignee of this Lease.

INDEMNIFICATION OF LESSOR:

Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the demised premises or any part thereof, and Lessee agrees to hold Lessor harmless from any claim for damages, during the Term of this Lease or any extension of this Lease, no matter how caused.


Lessee agrees to pay, and to indemnify Lessor against, all costs and expenses (including, but not limited to, Lessor's reasonable attorneys' fees) incurred by or imposed upon Lessor by or in connection with any litigation to which Lessor becomes or is made a party without fault in its part, whether commenced by or against Lessee, or that may be incurred by Lessor in enforcing any of the covenants and agreements of this Lease (with or without the institution of any action or proceeding relating to the premises or this Lease) or in obtaining possession of the Premises after an Event of Default or upon expiration or earlier termination of this Lease.

Lessor may, but shall not be obligated to, cure any Default by Lessee hereunder. All sums expended and all costs and expenses (including, but not Iimited to, reasonable attorneys' fees) incurred by Lessor pursuant to the provisions of this Lease or on account of any Default by Lessee under this Lease and all such sums shall become Additional Rent under this Lease, payable by Lessee to Lessor on the next rent date after such expenditure.

All rent and other amounts payable by Lessee under this Lease shall be and are hereby declared to be a valid and first lien upon Lessee's interest in the Premises and upon the rents, issues and profits in any manner arising or growing out of the same, and upon Lessee's interest in this Lease.

In the event of any breach or threatened breach by Lessee of any of the covenants, agreements, terms or conditions contained in this Lease, Lessor shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings and other remedies were not provided for in this Lease.

No receipt of monies by Lessor from Lessee after termination of this Lease or after the giving of any notice of termination of this Lease shall reinstate, continue or extend the Term or affect any notice theretofore given to Lessee, or operate as a waiver of Lessor's right to enforce the payment of rent and any other payments or charges herein reserved and agreed to be paid by Lessee then or thereafter falling due, or operate as a waiver of Lessor's right to recover possession of the premises, it being agreed that after the service of notice to terminate this Lease or the commencement of suit or summary proceedings, or after final order or judgment for the possession of the premises, Lessor may demand, receive and collect any monies due or thereafter falling due without, in any manner, affecting such notice, proceeding, order, suit or judgment, all such monies collected being deemed payments on account of the use and occupation of the premisesor at Lessor's election on account of Lessee's liability hereunder.

WAIVER:

Any waiver of a default hereunder shall not be deemed a waiver of this agreement or of any subsequent default. Acquiescence continues in a default shall not operate as a waiver of such default, even though such acquiescence for an extended period of time.

Lessor's granting of any consent under this Lease, or Lessor's failure to object to any action taken by Lessee without Lessor's consent required under this Lease, shall not be deemed a waiver by Lessor of its rights to require such consent for any further similar act by Lessee. No waiver by Lessor of any other breach of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or to be a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. None of Lessee's covenants under this Lease. and no breach thereof. shall be waived. altered or modified except by a written instrument executed by Lessor.

REMEDIES-CUMULATIVE:

No remedy conferred upon or reserved to Lessor under this Lease or under law shall be considered exclusive of any other remedy, but such remedies shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise, and every power and remedy given by this Lease to Lessor may be exercised from time to time and as often as occasion may arise or as may be deemed expedient, without precluding Lessor's simultaneous or later exercise of any or all other rights or remedies. No delay or omission of Lessor to exercise any right or power arising from any Default or Event of Default shall impair any such right to power or shall be construed to be a waiver of any such Default or Event of Default or acquiescence therein.

COURT COSTS AND ATTORNEYS FEES:

In any action or legal proceeding to enforce any part of this Agreement, the prevailing paty shall recover reasonable attorneys' fees and court costs.

BINDING ON SUCCESSORS:

This lease is binding upon and inures to the benefit of the heirs, successors in interest to the parties.

ENTIRE AGREEMENT:

This document and any Attachments constitute the entire Agreement between the parties, and no promises or representations, other than those contained here and those implied by law, have been made by Lessor or Lessee. Any modifications to this Agreement must be in writing and signed by Lessor and Lessee.

SEVERABILITY:

The provisions of this Lease are severable and in the event any provision, clause, sentence, section or part thereof is held to be invalid, illegal, unconstitutional, inapplicable or unenforceable to any person or circumstances, such invalidity, illegality, unconstitutionality, inapplicability or unenforceability shall not affect or impair any of the remaining provisions, sentences, clauses, sections, parts of the lease or their application to Tenant or other persons or circumstances. It is understood and agreed that the terms, conditions and covenants of this Lease would have been made by both parties if such invalid, illegal, unconstitutional, inapplicable or unenforceable provision, sentence, clause, section or part had not been included therein to the extent that portion of this agreement may be invalid by striking of certain words or phrases, such words or phrases shall be deemed to be stricken and the remainder of the provisions and the remainder of the other portions of this Lease agreement shall remain in full force and effect. It is further agreed that this Lease may be executed in counterparts, each of which when considered together shall constitute the original contract.

                                       l3

LESSEEAS CORPORATE ENTITY:

If Lessee is a corporation, each person executing this lease represents and warrants that he or she is duly authorized to execute and deliver this lease on behalf of the corporation. Those persons further represent that the terms of this lease are binding upon the corporation.

ADDITIONAL PROVISIONS:

     o    Tenant agrees to take the premises in its "As Is" condition.

     o Landlord shall at its sole cost and expense erect one wall at the East side of the suite.





LESSEE ACKNOWLEDGES RECEIPT OF AN EXECUTED COPY OF THIS LEASE.


CENTURY PROPERTY MANAGEMENT, LLC


Lessor/Agent's signature: /s/ illegible
                             --------------------
Title: Property Manager
      -------------------------------------------

Date: 4/11/2006

Address: 2740 East Oakland Park Boulevard - Suite 300
         Fort Lauderdale, Florida 33306

Phone: 954.727.2700

LESSEE: EGTH, INC.


BY (SIGNATURE): /s/ Lev Parnas
                -------------------------


TITTE: CEO

PRINT NAME: LEV PARNAS

Date: 4/11/06

LESSEE:
       ----------------------------------

BY (SIGNATURE):
               --------------------------

TITLE:
      -----------------------------------

PRINT NAME:
           ------------------------------

DATE:
     ------------------------------------








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